UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

FORTUNE BRANDS HOME & SECURITY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2022, Fortune Brands Home & Security, Inc. (the "Company") announced that in connection with the previously announced plans to separate the Company’s Cabinets business into a separate standalone publicly traded company, it plans to implement certain organizational and leadership changes, which include the appointment of Ms. Cheri M. Phyfer, President of the Company’s Water Innovations business segment, to a newly created role of Senior Vice President and Group President of the Company, effective September 6, 2022. As Senior Vice President and Group President, Ms. Phyfer will be responsible for the Company’s business units. As a result of this change in the Company’s leadership structure, Mr. Brett E. Finley, President of the Company’s Outdoors & Security business segment, will no longer serve as an executive officer of the Company effective September 6, 2022. To facilitate the transition, Mr. Finley will serve as an advisor to the Company through December 31, 2022. Due to the elimination of his position, Mr. Finley will be eligible to receive benefits upon his departure under the terms of the Company’s severance agreement as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 21, 2022. On September 6, 2022, the Compensation Committee of the Company’s Board of Directors also approved an extension of the post-termination option exercise period for Mr. Finley’s outstanding stock options.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on September 6, 2022 announcing the Company's organizational and leadership changes is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 6, 2022, issued by Fortune Brands Home & Security, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fortune Brands Home & Security, Inc.

Date:	September 6, 2022	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue